UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

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KLX ENERGY SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056 (Address of Principal Executive Offices)

(832) 844-1015 (Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	symbol(s)	on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by KLX Energy Services Holdings, Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2026 (the “Original Report”), which announced that on October 29, 2026, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of the Company, the Board appointed Franklin S. Edmonds, Jr. and E. Dirk Hallen to the Board as independent directors. This Amendment is being filed to correct certain statements in the Original Report, as follows:

Messrs. Edmonds and Hallen were appointed to the Board pursuant to Section 7 of the Rights Offering Backstop Agreement, dated August 6, 2026 (the “Backstop Agreement”), by and among the Company, Cross Ocean Partners Management LP (“Cross Ocean”), Whitebox Advisors LLC (“Whitebox”) and the other backstop parties thereto, which provides that each of Cross Ocean and Whitebox is entitled to designate one individual for appointment to the Board, subject to review by the Nominating and Corporate Governance Committee. Mr. Edmonds was designated by Cross Ocean, and Mr. Hallen was designated by Whitebox. Other than the Backstop Agreement, there are no arrangements or understandings between Messrs. Edmonds and Hallen and any other persons pursuant to which they were appointed as directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Max L. Bouthillette
Name:	Max L. Bouthillette
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date:	November 4, 2026